UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2019 bluebird bio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35966	13-3680878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Binney Street, Cambridge, MA		02142
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (339) 499-9300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.01)	BLUE	The NASDAQ Global Select Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 22, 2019, bluebird bio, Inc. (the “Company”) entered into a Separation Agreement (the “Agreement”) with Jeffrey T. Walsh, the Company’s Chief Strategy Officer, pursuant to which his employment with the Company will end on January 6, 2020, unless earlier terminated pursuant to his resignation or termination by the Company for cause (the “Separation Date”).

Under the Agreement, Mr. Walsh will continue to receive his salary and benefits and will continue to vest in his outstanding equity awards through the Separation Date.

Following the Separation Date, Mr. Walsh will continue to receive his base salary for a period of twelve months and will be eligible for the cash incentive with respect to his and the Company’s performance in 2019. In addition, following the Separation Date, Mr. Walsh will be a consultant to the Company pursuant to a Consulting Agreement (the “Consulting Agreement”). If he elects to continue his group healthcare benefits, to the extent authorized by and consistent with COBRA, the Company will pay the monthly employer contribution until (A) the later of January 31, 2021, or the termination date of the Consulting Agreement, or (B) the date Mr. Walsh becomes eligible for insurance through another employer or otherwise becomes eligible for insurance through another employer or otherwise becomes ineligible for COBRA.

Item 8.01	Other Events.

On October 23, 2019, the Company issued a press release announcing the resignation of Mr. Walsh from his position as Chief Strategy Officer of the Company effective January 2020. The full text of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by bluebird bio, Inc. on October 23, 2019.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

bluebird bio, Inc.

Date: October 23, 2019	By:	/s/ Jason F. Cole
Jason F. Cole
Chief Operating and Legal Officer

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